SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2003
                                                         -----------------

                       FIRST NIAGARA FINANCIAL GROUP, INC.
                       -----------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-23975                 42-1556195
----------------------------      ---------------------      -------------------
(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
     of Incorporation)                                       Identification No.)

6950 South Transit Road, P.O. Box 514, Lockport, New York             14095-0514
---------------------------------------------------------             ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (716) 625-7500
                                                    --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Items 1, 2, 3, 4, 6, 8, 9, 10, 11 and 12:       Not Applicable.

Item 5. Other Events

      On December 10, 2003, First Niagara Financial Group, Inc. and Troy Financial Corporation issued a joint press release disclosing that the election period for holders of Troy Financial Corporation common stock in connection with the proposed acquisition of Troy by First Niagara ended effective 5:00 p.m. EST on December 10, 2003. A copy of the press release is filed as exhibit 99.1 to this report.

Item 7. Financial Statements and Exhibits

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits.

      Exhibit No.               Description
      -----------               -----------

      99.1                      Press release dated December 10, 2003

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FIRST NIAGARA FINANCIAL GROUP, INC.


DATE: December 10, 2003                By: /s/ Paul J. Kolkmeyer
                                           -------------------------------------
                                           Paul J. Kolkmeyer
                                           President and Chief Executive Officer
                                           (Duly authorized representative)